UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 22, 2003
(Date of earliest event reported)

Rayovac Corporation

(Exact name of Registrant as specified in its charter)

Wisconsin	001-13615	22-2423556
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

601 Rayovac Drive, Madison, Wisconsin 53711
(Address of principal executive offices, including zip code)

(608) 275-3340
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

     On August 22, 2003, Rayovac Corporation (the “Company”) issued a press release announcing that it has entered into an agreement to purchase Remington Products Company, L.L.C. (“Remington”). A copy of the Purchase Agreement dated August 21, 2003 among the Company, Remington and the other parties thereto and a copy of the Company’s press release dated August 22, 2003, are each attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Purchase Agreement dated August 21, 2003, by and among Rayovac Corporation, Remington Products Company, L.L.C., Vestar Equity Partners, L.P., Investors/RP, L.L.C. and RPI Corp.

99.2	Press Release dated August 22, 2003 Issued by Rayovac Corporation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2003	RAYOVAC CORPORATION

	By:	/s/ Randall J. Steward Randall J. Steward Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Purchase Agreement dated August 21, 2003, by and among Rayovac Corporation, Remington Products Company, L.L.C., Vestar Equity Partners, L.P., Investors/RP, L.L.C. and RPI Corp.

99.2	Press Release dated August 22, 2003 Issued by Rayovac Corporation.

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